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                                                                   EXHIBIT 99.1

Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com

                    GEVITY INCREASES QUARTERLY DIVIDEND 20%

                  o        DIVIDEND INCREASES FROM $0.05 TO $0.06 PER COMMON
                           SHARE

                  o COMPANY AFFIRMS 2004 GUIDANCE OF $0.90 TO $1.00 EARNINGS PER COMMON SHARE

BRADENTON, FL, MARCH 11, 2004 - The Board of Directors of Gevity (NASDAQ:GVHR) declared a quarterly dividend of $0.06 per common share to all shareholders of record as of April 15, 2004 to be paid on April 30, 2004. This represents a 20% increase over the previously paid quarterly dividend of $0.05 per common share that has been paid since April 2001.

Erik Vonk, Gevity's Chairman and Chief Executive Officer commented, "The company's strengthened performance over the past two years makes our Board confident in its decision to increase the quarterly dividend at this time." Mr. Vonk added, "We continue to forecast earnings per share of $0.90 - $1.00 per fully diluted common share for 2004."

ABOUT GEVITY

Gevity is the nation's premier provider of end-to-end human capital management solutions that help create business value and promote employee excellence by putting people first. Our high impact outsourcing services provide a competitive advantage to our clients by helping them to find, develop and retain talent, manage the paperwork and protect their business. Employee-focused solutions are delivered by local professionals, supplemented by the industry's leading Web-based technology.

A copy of this press release can be found on the company's Web site at www.gevityhr.com.


In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Gevity HR, Inc. ("Gevity" or the "Company") is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Company herein, in other filings made by the Company with the Securities and Exchange Commission, in press releases or other writings, including in electronic form on its internet web site(s), or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will result," "are expected to,"


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"anticipated," "plans," "intends," "will continue," "estimated," and
"projection") are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors are described in further detail in the Company's Annual Report on Form 10-K and in other filings by the Company with the Securities and Exchange Commission. The Company cautions that these factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.


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